Exhibit 99.2


                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (212) 317-5335/Phone: (212) 317-5161


DATE:          February 27, 2006

TO:            Countrywide Home Loans, Inc.

ATTENTION:     Documentation Unit

FROM:          Swiss Re Financial Products Corporation

RE:            Swap Transaction

REFERENCE NO:  793994

Dear Sir or Madam:

      The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transactions traded between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the trade date specified below (the "Transactions"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

       Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a "Transaction" in this Confirmation shall also be deemed to be references to a "Swap Transaction".

      This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (Multicurrency - Cross Border) dated as of December 15, 2005, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-2 dated as of February 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      General Terms
      -------------

      Trade Date:                 February 3, 2006

      Effective Date:             February 27, 2006

      Termination Date:           February 25, 2011,  subject to  adjustment  in
                                  accordance  with the  Following  Business  Day
                                  Convention.

      Notional Amount:            With respect to any  Calculation  Period,  the
                                  lesser  of (i) the  amount  set forth for such
                                  period  in Annex A  attached  hereto  and (ii)
                                  the  aggregate  Class  Certificate  Balance of
                                  the  Class  1-A-1  Certificates,  Class  2-A-1
                                  Certificates,  Class 2-A-2 Certificates, Class
                                  2-A-3 Certificates,  Class 2-A-4 Certificates,
                                  Class    M-1    Certificates,     Class    M-2
                                  Certificates,  Class M-3  Certificates,  Class
                                  M-4  Certificates,   Class  M-5  Certificates,
                                  Class    M-6    Certificates,     Class    M-7
                                  Certificates,   Class  M-8   Certificates  and
                                  Class  B  Certificates   (as  defined  in  the
                                  Pooling and Servicing  Agreement)  immediately
                                  prior to the Distribution  Date (as defined in
                                  the   Pooling   and    Servicing    Agreement)
                                  occurring in the calendar month in which such Calculation Period ends.

      Upfront Amount:
      --------------

            Upfront Amount:       Party  B will  pay  $4,390,000  to  Party A on
                                  February 27, 2006.
      Floating Amounts:
      ----------------

            Floating Rate Payer:  Party A

            Floating Rate Payer   Early  Payment shall be  applicable.  For each
            Payment Dates:        Calculation  Period,  the Floating  Rate Payer
                                  Payment Date shall be the first Business Day prior to the related Floating Rate Payer
                                  Period End Date.

            Floating Rate Payer   The 25th of each  month in each year from (and
            Period End Dates:     including)  March 25, 2006 to (and  including)
                                  the Termination Date, subject to adjustment in accordance with the Following Business
                                  Day Convention.

            Floating Rate Option: USD-LIBOR-BBA.

            Designated Maturity:  One Month

            Spread:               None

            Floating Rate         Actual/360
            Day Count Fraction:

            Reset Dates:          The first day of each Calculation Period.

            Compounding:          Inapplicable

            Business Days for     London
            Reset:


      Fixed Amounts:
      -------------

            Fixed Rate Payer:     Party B

            Fixed Rate Payer      The 25th of each  month in each year from (and
            Payment Dates:        including)  March 25, 2006 to (and  including)
                                  the Termination Date, subject to adjustment in accordance with the Following Business
                                  Day Convention.

            Fixed Rate Payer      The 25th of each  month in each year from (and
            Period End Dates:     including)  March 25, 2006 to (and  including)
                                  February 25, 2011, with No Adjustment.

            Fixed Rate:           4.79%

            Fixed Rate Day Count  30/360
            Fraction:



      Business Days for Payments  New York.
      by Both Parties:

      Amendment  to Section 2(c)  Notwithstanding anything to the contrary in
      of the Agreement:           Section 2(c) of the Agreement, amounts that
                                  are payable with respect to Calculation
                                  Periods which end in the same calendar month
                                  (prior to any adjustment of period end
                                  dates) shall be netted, as provided in
                                  Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

      Procedural Terms:
      ----------------

      Account Details:

            Payments to Party A:  JPMorgan Chase Bank
                                  SWIFT: CHASUS33
                                  For the Account of Swiss Re Financial
                                  Products Corporation
                                  Account No.: 066-91118

            Payments to Party B:  As per Party B's standard settlement instructions; provided, however
                                  that upon any assignment of this
                                  Transaction, account details shall be
                                  provided in the assignment agreement.

      Assignment:                 Party A will not unreasonably withhold or
                                  delay its consent to an assignment of this Transaction to any other third party.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                    Swiss Re Financial Products Corporation
                    Attention: Derivatives Documentation
                    Fax: (212) 317-5448 Phone: (212) 317-5161


SWISS RE FINANCIAL PRODUCTS CORPORATION



By:  /s/ Shaun Lynch
    ---------------------------------------------------------
    Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

COUNTRYWIDE HOME LOANS INC.



By:  /s/ Jennifer Shiley Sandefur
    ---------------------------------------------------------
    Name:  Jennifer Shiley Sandefur
    Title:  Senior Managing Director and Treasurer





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

                                    Annex A

Period Start Date    Period End Date      Notional Amount

        27-Feb-06          25-Mar-06         657,900,000
        25-Mar-06          25-Apr-06         652,024,659
        25-Apr-06          25-May-06         645,338,788
        25-May-06          25-Jun-06         637,849,962
        25-Jun-06          25-Jul-06         629,568,842
        25-Jul-06          25-Aug-06         620,509,194
        25-Aug-06          25-Sep-06         610,682,509
        25-Sep-06          25-Oct-06         600,388,427
        25-Oct-06          25-Nov-06         589,376,902
        25-Nov-06          25-Dec-06         577,673,969
        25-Dec-06          25-Jan-07         565,308,693
        25-Jan-07          25-Feb-07         552,312,825
        25-Feb-07          25-Mar-07         539,313,868
        25-Mar-07          25-Apr-07         525,811,482
        25-Apr-07          25-May-07         511,741,013
        25-May-07          25-Jun-07         497,144,804
        25-Jun-07          25-Jul-07         482,118,746
        25-Jul-07          25-Aug-07         466,728,799
        25-Aug-07          25-Sep-07         451,016,709
        25-Sep-07          25-Oct-07         435,707,485
        25-Oct-07          25-Nov-07         420,957,558
        25-Nov-07          25-Dec-07         406,747,688
        25-Dec-07          25-Jan-08         393,059,323
        25-Jan-08          25-Feb-08         379,874,561
        25-Feb-08          25-Mar-08         364,445,341
        25-Mar-08          25-Apr-08         347,674,775
        25-Apr-08          25-May-08         331,822,972
        25-May-08          25-Jun-08         316,838,978
        25-Jun-08          25-Jul-08         302,674,878
        25-Jul-08          25-Aug-08         289,285,617
        25-Aug-08          25-Sep-08         278,194,997
        25-Sep-08          25-Oct-08         269,035,069
        25-Oct-08          25-Nov-08         260,238,423
        25-Nov-08          25-Dec-08         251,792,704
        25-Dec-08          25-Jan-09         243,686,006
        25-Jan-09          25-Feb-09         235,906,854
        25-Feb-09          25-Mar-09         225,426,696
        25-Mar-09          25-Apr-09         215,535,535
        25-Apr-09          25-May-09         206,191,020


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

        25-May-09          25-Jun-09         197,364,129
        25-Jun-09          25-Jul-09         189,027,526
        25-Jul-09          25-Aug-09         181,155,461
        25-Aug-09          25-Sep-09         175,391,459
        25-Sep-09          25-Oct-09         169,835,796
        25-Oct-09          25-Nov-09         164,516,878
        25-Nov-09          25-Dec-09         159,426,885
        25-Dec-09          25-Jan-10         154,558,278
        25-Jan-10          25-Feb-10         149,889,672
        25-Feb-10          25-Mar-10         145,325,703
        25-Mar-10          25-Apr-10         140,754,244
        25-Apr-10          25-May-10         136,369,796
        25-May-10          25-Jun-10         132,165,826
        25-Jun-10          25-Jul-10         128,137,125
        25-Jul-10          25-Aug-10         124,272,731
        25-Aug-10          25-Sep-10         120,504,346
        25-Sep-10          25-Oct-10         116,872,359
        25-Oct-10          25-Nov-10         113,372,321
        25-Nov-10          25-Dec-10         109,998,970
        25-Dec-10          25-Jan-11         106,748,812
        25-Jan-11          25-Feb-11         103,617,566








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